Chart Industries FIRST QUARTER 2021 RESULTS Exhibit 99.2

Forward-Looking Statements

CERTAIN STATEMENTS MADE IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING THE COMPANY'S BUSINESS PLANS, INCLUDING STATEMENTS REGARDING COMPLETED DIVESTITURES, ACQUISITIONS AND INVESTMENTS, COST SYNERGIES AND EFFICIENCY SAVINGS, OBJECTIVES, FUTURE ORDERS, REVENUES, MARGINS, EARNINGS OR PERFORMANCE, LIQUIDITY AND CASH FLOW, CAPITAL EXPENDITURES, BUSINESS TRENDS, CLEAN ENERGY MARKET OPPORTUNITIES, GOVERNMENTAL INITIATIVES, INCLUDING EXECUTIVE ORDERS AND OTHER INFORMATION THAT IS NOT HISTORICAL IN NATURE. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY TERMINOLOGY SUCH AS "MAY," "WILL," "SHOULD," "COULD," "EXPECTS," "ANTICIPATES," "BELIEVES," "PROJECTS," "FORECASTS," "OUTLOOK," "GUIDANCE," "CONTINUE," "TARGET," OR THE NEGATIVE OF SUCH TERMS OR COMPARABLE TERMINOLOGY.

FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION OR IN OTHER STATEMENTS MADE BY THE COMPANY ARE MADE BASED ON MANAGEMENT'S EXPECTATIONS AND BELIEFS CONCERNING FUTURE EVENTS IMPACTING THE COMPANY AND ARE SUBJECT TO UNCERTAINTIES AND FACTORS RELATING TO THE COMPANY'S OPERATIONS AND BUSINESS ENVIRONMENT, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE MATTERS EXPRESSED OR IMPLIED BY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS INCLUDE: THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE RECENT ACQUISITIONS AND ACHIEVE THE ANTICIPATED REVENUE, EARNINGS, ACCRETION AND OTHER BENEFITS FROM THESE ACQUISITIONS; SLOWER THAN ANTICIPATED GROWTH AND MARKET ACCEPTANCE OF NEW CLEAN ENERGY PRODUCT OFFERINGS; RISKS RELATING TO THE RECENT OUTBREAK AND CONTINUED UNCERTAINTY ASSOCIATED WITH THE CORONAVIRUS (COVID-19) AND THE OTHER FACTORS DISCUSSED IN ITEM 1A (RISK FACTORS) IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q FILED WITH THE SEC, WHICH SHOULD BE REVIEWED CAREFULLY. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT.

THIS PRESENTATION CONTAINS NON-GAAP FINANCIAL INFORMATION, INCLUDING ADJUSTED EPS, ADJUSTED FREE CASH FLOW, ADJUSTED GROSS MARGIN AND Q1 2021 FREE CASH FLOW. FOR ADDITIONAL INFORMATION REGARDING THE COMPANY'S USE OF NON-GAAP FINANCIAL INFORMATION, AS WELL AS RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE FINANCIAL MEASURES CALCULATED AND PRESENTED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP"), PLEASE SEE THE PAGES AT THE END OF THIS NEWS RELEASE. WITH RESPECT TO THE COMPANY'S 2021 FULL YEAR EARNINGS OUTLOOK, THE COMPANY IS NOT ABLE TO PROVIDE A RECONCILIATION OF THE ADJUSTED EARNINGS PER DILUTED SHARE AND ADJUSTED FREE CASH FLOW BECAUSE CERTAIN ITEMS MAY HAVE NOT YET OCCURRED OR ARE OUT OF THE COMPANY'S CONTROL AND/OR CANNOT BE REASONABLY PREDICTED

CHART INDUSTRIES, INC. IS A LEADING INDEPENDENT GLOBAL MANUFACTURER OF HIGHLY ENGINEERED EQUIPMENT SERVICING MULTIPLE APPLICATIONS IN THE ENERGY AND INDUSTRIAL GAS MARKETS. OUR UNIQUE PRODUCT PORTFOLIO IS USED IN EVERY PHASE OF THE LIQUID GAS SUPPLY CHAIN, INCLUDING UPFRONT ENGINEERING, SERVICE AND REPAIR. BEING AT THE FOREFRONT OF THE CLEAN ENERGY TRANSITION, CHART IS A LEADING PROVIDER OF TECHNOLOGY, EQUIPMENT AND SERVICES RELATED TO LIQUEFIED NATURAL GAS, HYDROGEN, BIOGAS AND CO2 CAPTURE AMONGST OTHER APPLICATIONS. WE ARE COMMITTED TO EXCELLENCE IN ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE (ESG) ISSUES BOTH FOR OUR COMPANY AS WELL AS OUR CUSTOMERS. WITH OVER 25 GLOBAL LOCATIONS FROM THE UNITED STATES TO ASIA, AUSTRALIA, INDIA, EUROPE AND SOUTH AMERICA, WE MAINTAIN ACCOUNTABILITY AND TRANSPARENCY TO OUR TEAM MEMBERS, SUPPLIERS, CUSTOMERS AND COMMUNITIES. TO LEARN MORE, VISIT WWW.CHARTINDUSTRIES.COM.

© 2021 Chart Industries, Inc. Confidential and Proprietary
2

First Quarter 2021 Summary

$ millions, except per share amounts

	Q1 2021	Q1 2020	Q1 2019
Orders (1)	**$417**	**$286**	**$443.1/310.5**
% Change		**+46%**	**(5.8%)/+34.4%**
Backlog	**$934**	**$723**	**$725**
% Change		**+29%**	**+29%**
Sales	**$288**	**$302**	**269.0**
% Change		**(5%)**	**+7.2%**
Reported GM%	**29.1%**	**27.3%**	**21.4%**
% Change		**+180 bps**	**+770 bps**
Adjusted GM %	**29.9%**	**28.5%**	**24.8%**
Basis point change		**+140 bps**	**+510 bps**
Reported Diluted EPS	**$0.63**	**$0.06**	**($0.15)**
% Change		**950%**	**N/A**
Adjusted Diluted EPS	**$0.80**	**$0.27**	**$0.24**
% Change		**+196%**	**+233%**

(1) Q1 2019 orders included $135.5 million for Venture Global's Calcasieu Pass project; when excluding BigLNG, the second figures are the change from Q1 2019 to Q1 2021

First Quarter 2021 Comments

Record order quarter (after Q4 2020 was a record order quarter) including two hydrogen liquefaction projects, one Fast LNG order resulting in **record backlog** (after Q4 2020 was record backlog) with only $5 million of Venture Global Calcasieu Pass (VGCP) remaining

Sales in line with expectations when considering $10 million of late March 2021 shipments for which revenue was recognized in April 2021 and $5 million timing shift to Q2 of VGCP revenue

Reported and adjusted gross margin as a percent of sales was stronger than anticipated, driven by broad based execution, cost control, and pricing improvement; highest GM % of sales in four years

Reported and adjusted diluted EPS was stronger than anticipated, driven by gross margin strength and continued SG&A cost controls

© 2021 Chart Industries, Inc. Confidential and Proprietary
3

Specialty Products


Orders
$57
+153%
$145
Q1 FY20
Q1 FY21
$94
+53%
$145
Q4 FY20
Q1 FY21
Sales
$53
+46%
$77
Q1 FY20
Q1 FY21
$85
-9%
$77
Q4 FY20
Q1 FY21
Gross Margin
38.4%
-190 bps
36.5%
Q1 FY20
Q1 FY21
31.1%
+540 bps
36.5%
Q4 FY20
Q1 FY21

Q1 2021 Compared to Q1 2020

- Significant increase in hydrogen related orders (another record H2 order quarter)
- Record sales in HLNG, Food & beverage and water treatment
- Q1 2021 gross profit as a percent of sales negatively impacted by regional shipping mix (greater China)

Q1 2021 Compared to Q4 2020

- Order increases driven by hydrogen, continued
- Sequential sales decline driven by lower laser sales and revenue recognition on a regas project timing in Q4 2020
- Gross margin improvements, benefits from raw material price passthrough, favorable product mix (space and cannabis)

© 2021 Chart Industries, Inc. Confidential and Proprietary
4

© 2021 Chart Industries, Inc. Confidential and Proprietary 5 Chart’s Strategic Acquisitions and Investments 2020 Development Agreement for LH2 automotive Completed master supply agreement Acquisition of cryogenic and H2 trailer business and former microbulk business 30M Euro investment with commercial MOU Acquisition of water treatment business Investment in Canadian H2 integrator Acquisition of SES, carbon capture technology 2018 / 2019 Divestiture of cryobio product line to Cryoport for $320M cash 2018: Acquires VRV 2018: Acquires Skaff Cryogenics 2018: Completes BAHX capacity expansion in La Crosse, WI 2018: Divestiture of oxygen concentrator business 2019: Acquisition of Air-X-Changers 2021 Acquisition of Cryo Technologies for $55 million cash (Feb 16, 2021) Joint development MOU February 10, 2021 $15M Investment and commercial MOU Completed Feb 2, 2021 Investment of $25 million for 5% ownership and commercial MOU (March 31, 2021) Cornerstone, early investor in Five T Hydrogen Fund (50 million Euro investment over coming years)

Our Specialty Markets Keep Growing

CHART
Cooler By Design.

2,300M — Hydrogen

- H2 vehicle fueling stations, transport equipment and liquefaction storage at H2 production sites
- H2 storage and mobility equipment
- BAHX for H2 liquefaction
- H2 liquefaction

Drivers of Size Opportunity

- Buildout of hydrogen fueling infrastructure
- Development of "green hydrogen" industry
- Government stimulus packages
- Brand name fast followers

700M — Water Treatment

- Improving water quality and wastewater reuse utilize liquid oxygen and CO2 in purification process

Drivers of Size Opportunity

- Regulation on water treatment
- Population growth

750M — Over The Road Trucking

- LNG as alternative fuel to diesel for heavy duty vehicles (lower emissions, engine noise, etc.)

Drivers of Size Opportunity

- Regulations

500M — Food & Beverage

- Food preservation equipment
- Nitrogen dosing equipment

Drivers of Size Opportunity

- Nitro-beverage changeover

600M — Carbon & Direct Air Capture

- Air cooled heat exchangers
- Storage tanks
- BAHX and cold boxes

Drivers of Size Opportunity

- Carbon emissions reduction targets
- CO2 supply shortage

250M — Cannabis

- Liquid CO2 storage and supply / delivery systems
- Used in grow houses, CBD oil extraction and packaging

Drivers of Size Opportunity

- Legalization of cannabis
- Regulatory approval for CBD.

250M — Helium Liquefaction

- Helium Liquefaction
- Storage
- ISO Containers
- Transport

Drivers of Size Opportunity

- Differentiated process
- Helium consistently in high demand
- Russia vast natural resources

200M — Molecules By Rail

- Gas by rail tender cars approved for use

Drivers of Size Opportunity

- Legalization of LNG by train in the U.S.
- Expected growth in EU

200M — Industrial Lasers

- High purity liquid nitrogen (gas assist) provides a faster cut and superior edge, free of impurities

Drivers of Size Opportunity

- Uptime requirements in manufacturing
- Reducing steps in production

200M — Space

- Cryogenic liquid propellants are used as fuel for rocket propulsion

Drivers of Size Opportunity

- Proliferation of private space travel industry

© 2021 Chart Industries, Inc. Confidential and Proprietary
6

Measuring Progress on Our H2 Addressable Market

Prior to October 14, 2020	Prior to February 15, 2021	Prior to April 1, 2021	Current	Number of units booked from 1/1/2020 to 3/31/2021
GTLS TAM[1] $600 Million	GTLS TAM $1.1 Billion	GTLS TAM $2.1 Billion	GTLS TAM $2.30 Billion	GTLS TAM $109.3 Million

Prior to October 14, 2020

- 100 Fueling stations
- 25 hydrogen transports
- 4 hydrogen liquefiers
- Space launch tanks

Not included in TAM
- Marine opportunities
- HLH2 onboard tanks
- Hydrogen pumps

Prior to February 15, 2021

- 136 Fueling stations
- 83 hydrogen transports
- 6 hydrogen liquefiers
- 260 storage tanks
- 2 Marine Fuel Opportunities
- Space launch tanks

Not included in TAM
- HLH2 onboard tanks
- Hydrogen pumps

Prior to April 1, 2021

- 136 Fueling stations
- 83 hydrogen transports
- 20 hydrogen liquefiers
- 260 storage tanks
- 2 Marine Fuel Opportunities
- Space launch tanks
- Onboard LH2 tanks

Not included in TAM
- Hydrogen pumps

Current

Current	Number of units booked from 1/1/2020 to 3/31/2021
136 Fueling stations	1 + multiple equip
100 hydrogen transports	21 LH2 + 9 GH2
20 hydrogen liquefiers	3
260 storage tanks	65
2 Marine Fuel	1 eng. study
Space launch tanks	1
Onboard LH2 tanks	0
10-15 Transform plants	0

Not included in TAM
- Hydrogen pumps

Orders	$ M
Q1 2020	$4.2
Q2 2020	1.2
Q3 2020	9.2
Q4 2020	23.5
Q1 2021	71.2

(1) TAM = Total Addressable Market for Chart existing process and equipment

© 2021 Chart Industries, Inc. Confidential and Proprietary
7

Q1 2021 First of a Kinds (FOAKs) and Meaningful Orders

La COLOMBE
COFFEE ROASTERS

Liquid Nitrous Oxide Dosing for Coffee

BANGO
DISTRIBUTION

First PermaMax used in portable/off grid cannabis growhouses

Chick-fil-A

Increased CO2 consumption drove move to higher flow CarboMax 600



LTCX 1940

Argon Rail Cars to an IG Major Customer

CALSTART

LH2 marine study for zero emission tugboat with CALSTART

gasrec

BioLNG Trailers and Fueling Stations

© 2021 Chart Industries, Inc. Confidential and Proprietary

8

Repair, Service & Leasing



Orders
$43
-6%
$41
Q1 FY20
Q1 FY21
$55
-26%
$41
Q4 FY20
Q1 FY21
Sales
$41
+2%
$41
Q1 FY20
Q1 FY21
$41
+1%
$41
Q4 FY20
Q1 FY21
Gross Margin
29.0%
+650 bps
35.5%
Q1 FY20
Q1 FY21
43.7%
-820 bps
35.5%
Q4 FY20
Q1 FY21

Q1 2021 Compared to Q1 2020:
- Q1 2020 included a larger order for a Saudi customer
- Q1 2021 orders continue to reflect weaker ACHX aftermarket
- Improvement in gross margin reflects appropriate cost structure and increasing positive mix from aftermarket, service, repairs and leasing

Q1 2021 Compared to Q4 2020:
- Q1 2021 accurately reflects a more typical quarter for RSL (Q4 2020 included an atypical level of fast turn repairs and installations (affects sequential orders and gross margin as a percent of sales))
- Increases in our leasing business is beginning to positively impact both sales and operating income – expected to further increase in 2H 2021
- Greenfield repair facility in South Carolina (USA) is expected to begin repairs in late Q2 2021

© 2021 Chart Industries, Inc. Confidential and Proprietary
9

10 Cryo Tank Solutions Q1 2021 Compared to Q1 2020: • Record mobile equipment orders and sales • Rebounding of industrial gas activity, in particular when comparing March 2020 to March 2021 Q1 2021 Compared to Q4 2020: • Fourth quarter 2020 was a record order quarter • Sequential sales decline represents typical sales seasonality • Record storage equipment gross profit margin • Continued improvement in China margin performance $111 $104 Q4 FY20 Q1 FY21 $132 $133 Q4 FY20 Q1 FY21 $101 $130 Q1 FY20 Q1 FY21 $132 $130 Q4 FY20 Q1 FY21 +28% -2% $98 $104 Q1 FY20 Q1 FY21 $111 $104 Q4 FY20 Q1 FY21 +6% -6% 24.6% 24.3% Q1 FY20 Q1 FY21 21.7% 24.3% Q4 FY20 Q1 FY21 -30 bps +260 bps Orders Sales Gross Margin © 2021 Chart Industries, Inc. Confidential and Proprietary

China Is Firing on All “Cylinders” (ISO Containers)… 11 And Mobile Equipment is “Rolling”… In the first quarter of 2021: • Mobile equipment orders and sales were a record • Booked 171 trailer orders • Proudly supported carbon-neutral BioLNG to a Schenk German truck refueling site using Chart LNG trailers In the month of March 2021: • 181 units of Perma shipped, the highest volume in 8 years • 84 ISO containers and 18 tanks shipped in March, the highest month in history for these • 32 Trailers and 6 ORCAs shipped, the highest volume in 3 years © 2021 Chart Industries, Inc. Confidential and Proprietary

Heat Transfer Systems

Orders



$92
+15%
$105
Q1 FY20
Q1 FY21



$140
-25%
$105
Q4 FY20
Q1 FY21

Sales



$113
-39%
$69
Q1 FY20
Q1 FY21



$79
-12%
$69
Q4 FY20
Q1 FY21

Gross Margin



23.1%
-30 bps
22.8%
Q1 FY20
Q1 FY21



24.7%
-190 bps
22.8%
Q4 FY20
Q1 FY21

Q1 2021 Compared to Q1 2020:

- Order increase driven by start of air-cooled heat exchanger (ACHX) and petrochemical market recovery, New Fortress Energy FastLNG project
- Sales decrease resulting from 2020 decline in ACHX orders and less Venture Global Calcasieu Pass (VGCP) BigLNG revenue
- Gross margin % decline driven by lower ACHX volumes

Q1 2021 Compared to Q4 2020:

- Q4 2020 orders included a $70M ACHX downstream order
- Sales QOQ decline driven entirely by Calcasieu Pass sales
- Excluding VGCP BigLNG, gross margin as a percent of sales increased

Additional BigLNG Order Opportunities and the following potential ssLNG opportunities are not included in our 2021 full year outlook:

#	Project	Description	Potential Content ($M)
1	Eagle Jacksonville	500 gpd liquefier	$36
2	NEC	250 gpd liquefier	$25
3	EU Client	10 TPD Biogas liquefier	$4
4	Gasum	3 individual LBG (bio)	$4.8 each
5	Confidential	1 MTPA liquefier	$30
6	SW USA Utility	280k storage/regas	$2.2
7	S. Africa	300 TPD	$6.4
8	USA Confidential	1 MTPA liquefier	$40
9	USA Confidential	Multiple 250 gpd	$40
10	Philippines	3.5M storage	$25

© 2021 Chart Industries, Inc. Confidential and Proprietary

12

© 2021 Chart Industries, Inc. Confidential and Proprietary 13 First Quarter 2021 Earnings Per Share $ millions, except per share amounts Q1 2021 Q1 2020 Change v. PY Net income from continuing operations $25.6 $2.1 $23.5 Reported Diluted EPS $0.63 $0.06 $0.57 1 Restructuring and transaction-related costs 0.10 0.19 (0.09) 2 Other one-time items (1) 0.04 0.05 (0.01) 3 Tax effects (2) (0.02) (0.03) 0.01 4 Dilution impact of convertible notes 0.05 - 0.05 Adjusted Diluted EPS (4) $0.80 $0.27 $0.53 5 Investment mark-to-market (3) (0.06) 0.12 (0.18) Adjusted Diluted EPS excluding strategic investment (4) $0.74 $0.39 $0.35 (1) COVID-19 related costs of $0.03 Q1 2020; Commercial and legal settlements of $0.02 in Q1 2020 and $0.02 in Q1 2021, and new facility startup costs of $0.02 in Q1 2021. (2) Tax effect reflects adjustment at normalized periodic rates. (3) Stabilis investment mark-to-market in Q1 2020; Stabilis and McPhy investments mark-to-market in Q1 2021, tax affected at normalized periodic rates. (4) Adjusted Diluted EPS (a non-GAAP measure) is as reported on a historical basis.

2020 Actual Sales to 2021 Sales (to Low End of Range)

	2020 Sales Actual	% Growth Est.	2021	Specific Projects (1)	Specific Projects (2)	Acquisition Impacts	2021 Sales at low end of range	% growth at low end of range	
Heat Transfer Systems	**370**	**3%**	**381**	**(77)**	**77**	**-**	**380**	**3%**	
Heat exchangers/cold boxes/systems	220	3%	226	(77)	57		206	**-6%**	**A, B**
ACHX/Fans	152	3%	156		20		176	**16%**	**C**
Eliminations	(2)	0%	(2)				(2)	**0%**	
Cryo Tank Solutions	**416**	**7%**	**443**	**-**	**-**	**-**	**443**	**7%**	
Storage equipment	223	8%	240				240	**8%**	
Engineered systems	90	7%	96				96	**7%**	
Mobile Equipment	108	4%	112				112	**3%**	
Eliminations	(5)	0%	(5)				(5)	**0%**	
Specialty Products	**242**	**25%**	**303**	**-**	**32**	**38**	**373**	**54%**	
Hydrogen & Helium	22	70%	38		32	30	99	**347%**	**D, F**
HLNG	74	35%	100				100	**35%**	**E**
Food & Beverage	39	10%	43				43	**10%**	
Other	107	15%	123			8	131	**22%**	**G**
Repair, Service, Leasing	**158**	**13%**	**179**	**-**	**-**	**-**	**179**	**13%**	
Repair, Service, Leasing	90	15%	104				104	**15%**	
ACHX and Fans Aftermarket	69	10%	76				76	**10%**	
Eliminations	(1)	0%	(1)				(1)	**0%**	
Corporate Eliminations	**(9)**	**70%**	**(15)**	**-**	**-**		**(15)**	**70%**	**H**
Total Chart	**1,177**	**10%**	**1,291**	**(77)**	**108**	**38**	**1,360**	**16%**	

(A) VG Calcasieu Pass ~$98 million in 2020, $21 million in 2021 full year outlook
(B) Includes FastLNG 2021 revenue portion and 2021 petrochemical project currently in backlog as well as one additional small-scale LNG project expected to be booked in Q2 2021
(C) A portion of the $70 million ACHX order that was booked in Q4 2020 should begin to ship in Q4 2021
(D) Reflects the Q1 2021 Plug Power liquefier orders (2021 revenue portion) and additional equipment orders received in Q1 2021 that will ship in 2H 2021
(E) Increase of HLNG 2021 sales resulting from continued high demand in Q1 2021
(F) Addition of Cryo Technologies (acquisition closed February 16, 2021)
(G) Incremental BlueInGreen revenue in 2021
(H) Increase in intercompany eliminations due to HLNG and ISO container increases
(I) Amounts may not reconcile due to rounding.

© 2021 Chart Industries, Inc. Confidential and Proprietary
14

Full Year 2021 Guidance (Continuing Operations) 15© 2021 Chart Industries, Inc. Confidential and Proprietary Prior Guidance Current Guidance Revenue $1.32 to $1.38B Includes $21M of Calcasieu Pass Includes $30M from CT Non-Diluted Adjusted EPS $3.50 to $4.00 Assumes 18% ETR & 35.5M shares outstanding Capital Expenditures $40 to $50M Adjusted Free Cash Flow $190 to $220M # Capex ($M) Amount 1 Maintenance $27-30 2 Leasing fleet expansion 4-5 3 S.C. USA Repair Shop 3-4 4 Teddy Multi-Product Expansion 3-4 5 Hydrogen Product Development 2-3 6 Tulsa Flex Manufacturing 2-3 7 Total $40- $50 Q1 2021 YTD Capex spent $11.5 Revenue $1.36 to $1.41B Includes $21M of Calcasieu Pass Includes $30M from CT Non-Diluted Adjusted EPS $3.65 to $4.15 Assumes 18% ETR & 35.5M shares outstanding Capital Expenditures $40M to $50M Adjusted Free Cash Flow $200M to $220M

Updated Sustainability Report Issued April 6, 2021

- **Achieved lowest Total Recordable Incident Rate in our history (2020)**
- **Actively implement Diversity and Inclusion Committee suggestions**
- **Provide one paid day off to each team member annually to volunteer**
- **Goal to achieve 30% carbon reduction by 2030 and neutrality by 2050**
  - **Reduced GHG intensity by ~6% in 2020**
  - **Reduced Scope 1 and Scope 2 emissions by almost 9% in 2020**
  - **Reduced total energy consumption by almost 16% in 2020**
- **Included ESG metric in executive 2021 short-term bonus target**
- **Contribute to 5 of the United Nations Sustainable Development Goals**
- **Our Board of Directors is 33% female and 33% diverse**
- **We utilize Riskmethods analytics to proactively monitor our supply chain for proper governance in our supplier network**


x 24

*Adding our MicroDose liquid nitrogen dosing to Cargill's packaging line in Brazil facilitated the use of lightweight 15g PET bottles, **saving 1.6 million pounds of plastic** (about the same weight as 24 adult humpback whales).*

*Chart provided the horizontal liquefied natural gas (HLNG) vehicle tanks for IVECO's S-Way NP 460, **named the Sustainable Truck of the Year for 2021.***




270k

*Our work to design a LNG virtual pipeline, allowing our project partner Grupo Sousa to deliver natural gas to the Madeira Islands from the Portuguese mainland, has **reduced over 270,000 metric tons of carbon dioxide** since 2014.*

© 2021 Chart Industries, Inc. Confidential and Proprietary
16

Appendix 17

Q1 2021 Free Cash Flow

First quarter FCF was impacted by the following:

(1) Timing of the ISO container revenue recognition that shifted from Q1 2021 to Q2 2021 will directly and positively impact FCF in the second quarter 2021.

(2) Strength in March 2021 orders for HLNG vehicle tanks and beverage equipment drove an increase in inventory in the first quarter 2021; these products typically have a four to eight week lead-time and therefore end of quarter inventory levels reflected this book to bill timing.

(3) And finally, the necessity to have material available for the on-time delivery of our remainder of the year shipments and strong orders on longer lead-time products such as trailers and railcars will contribute to our anticipated strong second half 2021 FCF.

$ millions, except per share amounts Consolidated	Q1 2021	Q1 2020	Change v. PY
Net income, adjusted (1)	$25	$22	$3
Depreciation and amortization	19	24	(5)
Accounts receivable	14	8	6
Inventory	(36)	(16)	(20)
Unbilled contract revenues and other assets	(7)	8	(15)
Accounts payable and other liabilities	4	(17)	21
Customer advances and billings in excess of contract revenue	(11)	(4)	(7)
Net Cash Provided By Operating Activities	**$8**	**$25**	**($17)**
Capital expenditures	(11)	(10)	(1)
Free Cash Flow (2)	**($3)**	**$15**	**($18)**

(1) "Net income, adjusted" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Reconciliation to Net Income (U.S. GAAP) is provided in accompanying press release financial tables.

(2) "Free Cash Flow" is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to period comparisons of the Company's operating results.

© 2021 Chart Industries, Inc. Confidential and Proprietary
18

PRIOR 2020 Sales to 2021 Fcst Sales (to Low End of Range)

	2020 Sales Actual	% Growth Est.	2021	Specific Projects (1)	Specific Projects (2)	Acquisition Impacts	2021 Sales at low end of range	% growth at low end of range	
Heat Transfer Systems	**370**	**3%**	**381**	**(77)**	**67**	**-**	**371**	**0%**	
Heat exchangers/cold boxes/systems	220	3%	226	(77)	47		196	**-11%**	A, B
ACHX/Fans	152	3%	156		20		176	**16%**	C
Eliminations	(2)	0%	(2)				(2)	**0%**	
Cryo Tank Solutions	**416**	**6%**	**440**	**-**	**-**	**-**	**440**	**6%**	
Storage equipment	223	8%	240				240	**8%**	
Engineered systems	90	7%	96				96	**7%**	
Mobile Equipment	108	0%	108				108	**0%**	
Eliminations	(5)	0%	(5)				(5)	**0%**	
Specialty Products	**242**	**22%**	**296**	**-**	**5**	**38**	**339**	**40%**	
Hydrogen & Helium	22	70%	38		5	30	73	**228%**	D, E
HLNG	74	25%	93				93	**25%**	
Food & Beverage	39	10%	43				43	**10%**	
Other	107	15%	123			8	131	**22%**	F
Repair, Service, Leasing	**158**	**13%**	**179**	**-**	**-**	**-**	**179**	**13%**	
Repair, Service, Leasing	90	15%	104				104	**15%**	
ACHX and Fans Aftermarket	69	10%	76				76	**10%**	
Eliminations	(1)	0%	(1)				(1)	**0%**	
Corporate Eliminations	**(9)**	**0%**	(9)	**-**	**-**		**(9)**	**0%**	
Total Chart	**1,177**	**9%**	**1,287**	**(77)**	**72**	**38**	**1,320**	**12%**	

(A) VG Calcasieu Pass ~$98 million in 2020, $21 million in 2021 forecast
(B) Expect two small-scale LNG projects to move to notice to proceed in 2021, resulting in a portion of revenue recognition in the second half of 2021
(C) A portion of the $70 million ACHX order that was booked in Q4 2020 should begin to ship in Q4 2021
(D) Expect ~$5 million of orders in Q1 2021 that would be shipped within the year. Other orders expected but are for 2022 revenue recognition
(E) Addition of Cryo Technologies (acquisition closed February 16, 2021)
(F) Incremental BlueInGreen revenue in 2021

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